                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC   20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 18, 1997
                                                   -----------------



                            HERITAGE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                  0-12506                23-2228542
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(State or other jurisdic-         (Commission           (I.R.S. Employer
tion of incorporation or           File No.)          Identification Number)
organization)




120 South Centre Street, Pottsville, Pennsylvania                       17901
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(Address of principal executive offices)                              (Zip Code)



              Registrant's telephone number, including area code:

                                 (717) 622-2320



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            (Former name or address, if changed, since last report)
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ITEM 5    Other Events.
          ------------

          On November 18, 1997, Heritage Bancorp, Inc. ("Heritage") entered into an Agreement and Plan of Consolidation (the "Consolidation Agreement") with BCB Financial Services Corporation ("BCB"), pursuant to which BCB and Heritage will be consolidated (the "Consolidation") into a new as yet to be named Pennsylvania business corporation ("Holding Company"). The Consolidation Agreement was approved by the Boards of Directors of both BCB and Heritage on November 18, 1997. A copy of the Press Release announcing the Consolidation Agreement is filed herewith as Exhibit 99.3.

          In the Consolidation, each outstanding share of BCB Common Stock, $2.50 par value per share ("BCB" Common Stock"), other than perfected dissenting shares and except as otherwise provided in the Consolidation Agreement, will be converted into 1.3335 shares of Holding Company Common Stock, $1.00 par value per share ("Holding Company Common Stock"), and each outstanding share of Heritage Common Stock, $5.00 par value per share, other than perfected dissenting shares and except as otherwise provided in the Consolidation Agreement, will be converted into 1.05 shares of Holding Company Common Stock. Cash will be paid in lieu of fractional shares. Consummation of the Consolidation is subject to certain terms and conditions, including, among other things, approval by various regulatory authorities and BCB and Heritage shareholders. The foregoing summary of the Consolidation Agreement is qualified in its entirety by reference to the Consolidation Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

          BCB and Heritage also entered into reciprocal Stock Option Agreements dated November 18, 1997 (the "Stock option Agreements") pursuant to which (i) BCB has granted to Heritage an option to purchase, under certain circumstances set forth in the BCB Stock Option Agreement, up to 690,516 shares of BCB Common Stock, which represents approximately 19.9% of the number of currently issued and outstanding shares of BCB Common Stock, at a purchase price per share of $22.375, subject to adjustment as provided in the Stock Option Agreement; and
(ii) Heritage has granted to BCB an option to purchase, under certain circumstances set forth in the Heritage Stock Option Agreement, up to 947,041 shares of Heritage Common Stock, which represents approximately 19.9% of the number of currently issued and outstanding shares of Heritage Common Stock, at a purchase price per share of $22.875, subject to adjustment as provided in the Stock Option Agreement. The foregoing summary of the BCB Stock Option Agreement and the Heritage Stock Option Agreement is qualified in its entirety by

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reference to the Stock Option Agreements which are filed herewith as Exhibit
99.1 and 99.2, respectively, and are incorporated herein by reference.


          (c)  Exhibits:

               2 Agreement and Plan of Consolidation dated as of November 18, 1997 by and between BCB Financial Services Corporation and Heritage Bancorp, Inc.

               99.1 Stock Option Agreement dated November 18, 1997 by and between BCB Financial Services Corporation and Heritage Bancorp, Inc. (BCB Stock Option Agreement)

               99.2 Stock Option Agreement dated November 18, 1997 by and between BCB Financial Services Corporation and Heritage Bancorp, Inc. (Heritage Stock Option Agreement)

               99.3      Press Release issued November 19, 1997.

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HERITAGE BANCORP, INC.



                                By: /s/  Allen E. Kiefer
                                   -------------------------------
                                    Allen E. Kiefer
                                    President and CEO


Date:  November 24, 1997

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.
-----------
2              Agreement and Plan of Consolidation
               dated as of November 18, 1997 by and
               between BCB Financial Services
               Corporation and Heritage Bancorp, Inc.

99.1           Stock Option Agreement dated November
               18, 1997 by and between BCB Financial
               Services Corporation and Heritage
               Bancorp, Inc.

99.2           Stock Option Agreement dated November
               18, 1997 by and between BCB Financial
               Services Corporation and Heritage
               Bancorp, Inc.

99.3           Press Release issued November 19, 1997.
